United States

Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Senmiao Technology Limited

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, People’s Republic of China 610000

April 27, 2026

EXPLANATORY NOTE

Senmiao Technology Limited (the “Company”) is filing this Amendment No. 1 to its Preliminary Proxy Statement on Schedule 14A (this “Amendment”) to amend and supplement the Preliminary Proxy Statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on March 20, 2026 (the “Original Proxy Statement”).

This Amendment is being filed to add four additional proposals to be voted upon at the Company’s annual meeting of stockholders: (i) the approval of the issuance of shares of Common Stock underlying the warrants issued pursuant to the Securities Purchase Agreement dated November 14, 2025; (ii) the authorization of the Board of Directors to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock at an aggregate ratio of up to one-for-one hundred (1:100); (iii) the approval of an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 to 500,000,000; and (iv) the approval of the issuance of shares of Common Stock and warrants to purchase shares of Common Stock in connection with the Company’s private placement of up to $11,000,000 (the “PIPE Transaction”) pursuant to the Securities Purchase Agreement dated April 23, 2026 (the “PIPE Agreement”).

Except as specifically amended and supplemented hereby, all information set forth in the Original Proxy Statement remains unchanged. This Amendment should be read in conjunction with the Original Proxy Statement.

Dear Stockholders:

On behalf of the Board of Directors of Senmiao Technology Limited (the “Company”), I cordially invite you to the 2025 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 9:00 a.m., Eastern Time, on [MEETING DATE AND DAY], at the Company’s offices at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.

Details about the Meeting, nominees for election to the Board of Directors and other matters to be acted on at the Meeting are presented in the proxy statement that follows. We are furnishing the notice of internet availability card, the proxy card, this proxy statement and the annual report on Form 10-K for the fiscal year ended March 31, 2025 (collectively, the “Proxy Materials”) on the Internet.

Your vote is important — please date, sign and return your proxy card in the enclosed envelope or vote online or by telephone as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

If you have any questions regarding this material, please do not hesitate to call us at +86 28 88678707.

Sincerely yours,

/s/ Ronggang (Jonathan) Zhang
Ronggang (Jonathan) Zhang
Chairman and Chief Executive Officer

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, People’s Republic of China 610000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [MEETING DAY AND DATE]

The 2025 Annual Meeting of Stockholders (the “Meeting”) of Senmiao Technology Limited (the “Company”) will be held at 9:00 a.m., Eastern Time, on [MEETING DAY AND DATE], at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, for the following purposes:

1.	To elect five directors to serve until the 2026 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals;

2.	To ratify the appointment of Marcum Asia CPAs LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2026;

3.	To approve, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of Common Stock underlying the warrants issued pursuant to the Securities Purchase Agreement dated November 14, 2025 (“Warrant Share Issuance Proposal”);

4.	To authorize (but not require) the Board of Directors to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock at any time prior to the Company’s next annual meeting of stockholders, with an aggregate ratio of up to one-for-one hundred (1:100), with the exact timing and ratio to be determined by the Board of Directors in its sole discretion (“Reverse Stock Split Proposal”);

5.	To approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 to 500,000,000 (“Authorized Share Increase Proposal”); and

6.	To approve the issuance of shares of Common Stock and warrants to purchase shares of Common Stock (the “PIPE Warrants”) in connection with the Company’s private placement of up to $11,000,000 pursuant to the Securities Purchase Agreement dated April 23, 2026 (the “PIPE Transaction”), as further described in Proposal 6 of this Proxy Statement (“PIPE Proposal”)

In addition, we may transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on [RECORD DATE] as the record date for the Meeting and only holders of shares of common stock of record at that time will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. Stockholders are cordially invited to attend the Meeting in person.

We are furnishing Proxy Materials to our stockholders on the Internet.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON [MEETING DATE]: The Company’s Proxy Statement for the Meeting and the Annual Report on Form 10-K for the fiscal year ended March 31, 2025 are available at https://www.iproxydirect.com/aihs.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Ronggang (Jonathan) Zhang
Ronggang (Jonathan) Zhang
Chairman and Chief Executive Officer,
April 27, 2026

TABLE OF CONTENTS

Page Number

Questions and Answers about the Proxy Materials and the Meeting	1
Proxy Statement Introduction
2025 Annual Meeting of Stockholders	5
Record Date; Mailing Date	5
Proposals to be Submitted at the Meeting	5
Principal Offices	6
Information Concerning Solicitation and Voting	6
Expenses	6
Revocability of Proxies	6
Proposal 1 — Election of Directors	7
Nominees for Directors	7
Directors and Executive Officers	8
Certain Legal Proceedings	9
Director Independence	9
Meetings of the Board, Committees and Stockholders	9
Board Committees	10
Board Leadership Structure and Role in Risk Oversight	12
Delinquent Section 16(a) Reports	12
Code of Ethics	12
Audit Committee Report	12
Beneficial Ownership of Principal Stockholders, Officers and Directors	13
Executive Compensation	14
Employment Agreements and Potential Payments Upon Termination	14
Director Compensation	16
Certain Relationships and Related Transactions	16
Vote Required for Approval	16
Proposal 2 — Ratification of the Appointment of Marcum Asia CPAs LLP as the Company’s Registered Public Accounting Firm for Fiscal Year Ending March 31, 2026	17
Overview	17
Vote Required for Approval	17
Other Information	23
Other Business	23
Deadline for Submission of Stockholder Proposals	23
Stockholder Communications	23
Householding of Proxy Materials	23
Annual Report	23

i

SENMIAO TECHNOLOGY LIMITED

16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone

Chengdu, Sichuan, China 610000

+86 28 88678707

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [MEETING DAY AND DATE]

The printed version of these proxy materials are being made available to you by mail in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Senmiao Technology Limited (the “Company,” “we,” “us” or “our” or similar terminology), a Nevada corporation, for our 2025 Annual Meeting of Stockholders (the “Meeting”) to be held at 9:00 a.m. Eastern Time, on [MEETING DAY AND DATE], at our offices located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

What are proxy materials?

A proxy statement is a document which includes information that we are required to provide to you under the Securities and Exchange Commission (“SEC”) rules and is designed to assist you in voting your shares (your “shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”), at the Meeting. The proxy materials include our proxy statement for the Annual Meeting (this “Proxy Statement”), our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 (“Annual Report”), the notice of internet availability card, and the proxy card or a voting instruction card for the Meeting.

This Proxy Statement contains information about the Meeting and was prepared by our management.

Internet Availability of Proxy Materials

These proxy solicitation materials are available at https://www.iproxydirect.com/aihs on or about [MAILING DATE] to all stockholders entitled to vote at the Annual Meeting.

The Company is furnishing Proxy Materials to our stockholders via the Internet.

Who can vote at the Meeting?

Stockholders who owned shares of our Common Stock as of the close of business on [RECORD DATE] (the “Record Date”) may attend and vote at the Meeting. There were [●] shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class. Information about the stock ownership of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors.”

What is the proxy card?

The proxy card enables you to appoint Ronggang (Jonathan) Zhang, our Chairman and Chief Executive Officer, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing them to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on:

1.	The election of five directors to serve until the 2026 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals (“Proposal 1”);

2.	The ratification of Marcum Asia CPAs LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 (“Proposal 2”);

3.	The approval of the issuance of shares of Common Stock underlying the warrants issued pursuant to the Securities Purchase Agreement dated November 14, 2025, for purposes of Nasdaq Listing Rule 5635 (“Proposal 3”);

4.	The authorization (but not requirement) of the Board of Directors to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock at any time prior to the Company’s next annual meeting of stockholders, with an aggregate ratio of up to one-for-one hundred (1:100) (“Proposal 4”);

5.	The approval of an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 to 500,000,000 (“Proposal 5”); and

6.	The approval of the issuance of shares of Common Stock and PIPE Warrants to purchase shares of Common Stock in connection with the Company’s private placement of up to $11,000,000 pursuant to the Securities Purchase Agreement dated April 23, 2026 (“Proposal 6”).

We will also transact any other business that properly comes before the Meeting.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all proposals being put before our stockholders at the Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement; however, you will not be able to vote in person at the Meeting.

(1) You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	for the election of five directors of our Board; and

●	for the ratification of the appointment of Marcum Asia CPAs LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026.

(2) You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3) You may vote online. You may also have access to the materials for the Meeting by visiting the website https://www.iproxydirect.com/AIHS until 11:59 p.m. Eastern Time on the day before the Meeting. You may also cast your vote by visiting https://www.iproxydirect.com/AIHS with the voter control number included on your proxy card.

(4) You may vote by telephone. Call 1-866-752-8683 to vote by telephone until 11:59 p.m. Eastern Time on the day before the Meeting. Have your proxy card in hand when you call and then follow the instructions.

(5) You may vote by fax. Complete the reverse portion of this proxy card and fax to +1-202-521-3464 until 11:59 p.m. Eastern Time on the day before the Meeting.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it before the polls close at the Meeting; or

●	attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not give specific voting instructions?

Stockholder of Record

If you are a registered stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their best judgment with respect to any other matters properly presented for a vote at the Meeting.

Beneficial Owners

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained.

Which proposals are considered “routine” or “non-routine”?

The ratification of the appointment of Marcum Asia CPAs LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026 (Proposal 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore broker non-votes are expected to exist in connection with Proposal 2. Each of Proposal 1 (The Election of Directors), Proposal 3 (Warrant Share Issuance), Proposal 4 (Reverse Stock Split), Proposal 5 (Authorized Share Increase), and Proposal 6 (PIPE Transaction) is considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, there may not be broker non-votes on Proposals 1, 3, 4, 5, and 6.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

How many votes are required to elect the directors?

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present or represented by proxy at the Meeting and entitled to vote thereon is required to elect each of the five nominees as directors. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

How many votes are required to ratify the Company’s independent public accountant?

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present or represented by proxy at the Meeting and entitled to vote thereon is required to ratify Marcum Asia CPAs LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2026. Brokers will have discretion to vote on this proposal but abstentions will have no direct effect on the outcome of this proposal.

Is my vote kept confidential?

Yes. Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.

Who can help answer my questions?

You can contact our Chairman of the Board and Chief Executive Officer, Mr. Ronggang (Jonathan) Zhang, at +86 28 88678707 or by sending a letter to him at the offices of the Company at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 with any questions about proposals described in this Proxy Statement or how to execute your vote.

2025 Annual Meeting of Stockholders

This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the Meeting. The Meeting is to be held at 9:00 a.m., Eastern Time, on [MEETING DAY AND DATE] at our offices located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 and at any adjournment or adjournments thereof. The Company is soliciting proxies for use at the Meeting, including any postponements or adjournments.

Record Date; Mailing Date

The Board has fixed the close of business on [RECORD DATE] as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to be mailed proxy materials, and to vote and act at, the Meeting. We will begin mailing the Proxy Materials to stockholders on or about [MAILING DATE].

Proposals to be Submitted at the Meeting

At the Meeting, stockholders will be acting upon the following proposals:

1.	To elect five directors to serve until the 2026 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals;

2.	To ratify the appointment of Marcum Asia CPAs LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2026;

3.	To approve, for purposes of Nasdaq Listing Rule 5635, the issuance of shares of Common Stock underlying the warrants issued pursuant to the Securities Purchase Agreement dated November 14, 2025;

4.	To authorize (but not require) the Board of Directors to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock, at any time prior to the Company’s next annual meeting of stockholders, with an aggregate ratio of up to one-for-one hundred (1:100);

5.	To approve an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 to 500,000,000; and

6.	To approve the issuance of shares of Common Stock and PIPE Warrants to purchase shares of Common Stock in connection with the Company’s private placement of up to $11,000,000 pursuant to the Securities Purchase Agreement dated April 23, 2026.

We will also transact any other business that properly comes before the Meeting.

Principal Offices

The principal executive offices of the Company are located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, China 610000. The Company’s telephone number at such address is +86 28 88678707.

Information Concerning Solicitation and Voting

As of the Record Date, there were [●] outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained. To be elected, each nominee named in Proposal 1 must receive a majority of the votes of the shares of Common Stock cast in person or represented by proxy at the Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Proposal 2 must receive the affirmative vote of a majority of the votes cast in person or represented by proxy at the Meeting in order to pass. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote for Proposal 1. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.

Expenses

The expense of preparing, printing and mailing the proxy materials and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for Directors

Five directors are to be elected at the Meeting to serve until the 2026 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier death, resignation or removal. The following table sets forth information concerning each nominee as of the date of the proxy statement.

Name	Age	Position(s) Held	Director Since
Ronggang (Jonathan) Zhang	73	Chief Executive Officer, Executive Director, Chairman of the Board of Directors	November 2025
Chong Chen	49	Director	November 2025
Si (Simon) Li	41	Director	November 2025
Jie Gao	46	Director	November 2018
Xiaojuan Lin	59	Director	July 2017

Mr. Ronggang (Jonathan) Zhang has been the Chief Executive Officer, Executive Director and Chairman of the Board of Directors of the Company since November 25, 2025. He has served as an independent director of Chijet Motor Company, Inc. (Nasdaq: CJET) since September 2025. He has also served as an independent director of SOS Ltd (NYSE: SOS) from May 2020 to November 2025, as well as an independent director of NFT Limited (NYSE American: MI) from September 2023 to November 2025. He is the Chief Executive Officer of 5CGroup International Asset Management Co., Ltd. and Strategic Development Consultant of SG & CO PRC Lawyers, positions he has held since 2015. Mr. Zhang has served since 2015 as master’s supervisor of Zhejiang Sci-Tech University and visiting professor of Zhejiang NDRC Training Center. Mr. Zhang previously served as the Department Chief of Commercial Bureau of HEDA between 2003 and 2015 and as Chief of Investment Bureau of Ningbo Free Trade Zone between 2000 and 2003. Mr. Zhang received his bachelor’s degree at Hubei University in 1987, and was a Visiting Scholar to the University of Newcastle upon Tyne, UK in 1996.

Mr. Chong Chen has been a director of the Company since November 25, 2025. He has served as the Financial Controller for Shenzhen Qianhai Huineng Technology Industrial Co., Ltd. since July 2020. From July 2018 to July 2020, Mr. Chen also served as the Director of Investment & Financing at Shenzhen Yongda Electronic Information Co., Ltd. Mr. Chen obtained his bachelor’s degree in accounting from Zhongnan University of Economics and Law in 1999. Mr. Chen is a certified public accountant in both the United States and the United Kingdom.

Mr. Si (Simon) Li has been a director of the Company since November 25, 2025. He has served as the Chief Financial Officer of Token Cat Limited (Nasdaq: TC) since June 2023. From June 2020 to May 2023, he served as the General Manager and Partner of Hongange (Beijing) Private Equity Fund Management Co., Ltd. Mr. Li has also served as the General Manager of the Capital Operations Department of Avatar Technology (Chongqing) Co., Ltd. from August 2019 to May 2020. Mr. Li obtained his bachelor’s degree in International Business and Trade from the Beijing Technology and Business University in June 2007, a master’s degree in Applied Statistics from the University of Pennsylvania in July 2009, and a master’s degree in executive business administration from Tsinghua University’s School of Economics and Management in 2025.

Ms. Jie Gao has served as a director of the Company since November 8, 2018. She has been the general manager of Hunan Ruixi, our majority owned subsidiary, since February 2018. She has also served as the executive director of Ruixi Leasing, a wholly owned subsidiary of Hunan Ruixi, since April 2018. Prior to that, she was the executive director of Guangdong Hu Mao Sheng Tang Fund Management Co., Ltd., a fund management company, from May 2017 to January 2018, where she was responsible for the establishment and management of the finance and investment department. She served as the project director of finance and investment department of Resgreen Biotechnology Group Co., Ltd., a biotechnology company, from October 2003 to March 2017. Before that, she also served in administrative positions in electronic technology companies in Changsha, Hunan, China. She received an associate’s degree in hotel secretary from Hunan University of Commerce in Changsha, Hunan, China. Ms. Gao is qualified to serve on our board of directors due to her experience in business management, investment and finance.

Ms. Xiaojuan Lin has been a director of the Company since July 20, 2017. Since March 2011, Ms. Lin has been the legal representative and Executive General Manager of Hunan Dinchentai Investment Co. Ltd. She previously served as Deputy General Manager and Finance Manager of Hunan Xinhongxin Group from April 2004 to February 2010 where she was in charge of the group’s finance, tax and accounting matters. From August 2000 to March 2004, Ms. Lin served as Finance Manager for Northwest Region at Tianjin Jiashijian Commercial Group, where she managed the group’s finance, tax and accounting matters. She also acted as Budgeting and Accounting Manager of Cygent Hotel from 1986 to 2000. Ms. Lin holds a Bachelor’s degree in Statistics from Hunan Finance University in Hunan, China. She is a Certified Public Accountant in China. Ms. Lin is qualified to serve on our board of directors due to her expertise in accounting and finance.

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of the above nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.

We have been advised by each of the five nominees that they are willing to be named as nominees and each are willing to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Directors and Executive Officers

The table below sets forth the name, age and position of our directors and executive officers, their ages as of the date of the proxy statement.

Name	Age	Position
Ronggang (Jonathan) Zhang	64	Chief Executive Officer, Executive Director and Chairman of the Board
Yafeng Li	58	Chief Financial Officer
Haitao Liu	54	Chief Operating Officer
Chong Chen	49	Director
Si (Simon) Li	42	Director
Jie Gao	47	Director
Xiaojuan Lin	60	Director

Biographical information regarding the principal occupations of Ronggang (Jonathan) Zhang, Si (Simon) Li, Jie Gao and Xiaojuan Lin is set forth above under the heading “Nominees for Directors.”

Haitao Liu has been serving as the Chief Executive Officer of Sichuan Senmiao since August 1, 2018. On September 10, 2020, Mr. Haitao Liu tendered his voluntary resignation as Chief Executive Officer of Sichuan Senmiao. On the same date, the Board appointed Mr. Haitao Liu to serve as the Company’s Chief Operating Officer. Mr. Liu previously served as Chief Executive Officer of Shenzhen Qianhai Tuteng Internet Financial Services Co., Ltd., a peer-to-peer online lending company specialized in auto loans, from May 2015 to April 2018. Prior to that, he served as the Deputy General Manager of Chengdu High-Tech Zone Xingrui Microfinance Co., Ltd., a company offering loans to small businesses and individuals, from May 2012 to April 2015, as the Chief Financial Officer of Sichuan Information Industry Co., Ltd., an information technology company, from July 2006 to May 2012, and as the Deputy General Manager of Sichuan Zhongxin Hengde CPA Co., Ltd. from June 2000 to July 2006. He also served as a civil servant in Chenghua District People’s Government of Chengdu from June 1993 to June 2000. Mr. Liu received a master’s degree in EMBA (Finance) from Southwestern University of Finance and Economics, a bachelor’s degree in Business Administration from Southwest Jiaotong University and an associate degree in Commercial Economy from Southwestern University of Finance and Economics in China.

Certain Legal Proceedings

None of the Company’s directors and executive officers have been involved, in the past ten years and in a manner material to an evaluation of such person’s ability or integrity to serve in their respective position, in any of those “certain legal proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

There are no material proceedings in which any of the Company’s directors, officers or affiliates, stockholders owning more than 5% of the Common Stock, or any associate of any such director, officer, affiliate, and stockholder of the Company, is a party adverse to the Company or any of its subsidiaries and variable interest entities or has a material interest adverse to the Company or any of its subsidiaries and variable interest entities.

Director Independence

Our Board is composed of a majority of independent directors as required by the listing rules of the Nasdaq Stock Market (“Nasdaq”). Our board of directors has determined that each of Mr. Chen, Mr. Li and Ms. Lin qualifies as an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Meetings of the Board, Committees and Stockholders

During the fiscal year ended March 31, 2025, our Board held one meeting, our Audit Committee held four meetings, our Compensation Committee held no meetings and our Nominating and Corporate Governance Committee held no meetings. These meetings include those that were held in person and by means of a telephone call but do not include actions taken by unanimous written consent.

Each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board held during the fiscal year ended March 31, 2025, and (ii) the total number of meetings held by each committee of the Board on which such member served during the fiscal year ended March 31, 2025.

Board Committees

Our board of directors currently has an Audit Committee, Compensation Committee, and Nomination and Corporate Governance Committee. Each committee’s members and functions are described below.

Audit Committee. Our audit committee consists of Mr. Chen, Mr. Li and Ms. Lin, and is chaired by Mr. Li. Each of our audit committee members satisfies the “independence” requirements of the Nasdaq listing rules and meets the independence standards under Rule 10A-3 under the Exchange Act. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. The audit committee is responsible for, among other things:

●	selecting the independent registered public accounting firm and pre-screening all auditing and non-auditing services permitted to be performed by the independent registered public accounting firm;

●	reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response;

●	reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K under the Securities Act;

●	discussing the annual audited financial statements with management and the independent registered public accounting firm;

●	reviewing the adequacy of our internal controls and any special audit steps adopted in light of material control deficiencies;

●	annually reviewing and reassessing the adequacy of our audit committee charter;

●	meeting separately and periodically with management and the independent registered public accounting firm; and

●	reporting to the board of directors.

Compensation Committee. Our compensation committee consists of Mr. Chen, Mr. Li and Ms. Lin, and is chaired by Ms. Lin. Each of the compensation committee members satisfies the “independence” requirements of the listing rules of Nasdaq. The compensation committee assists the board of directors in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our executive officers may not be present at any committee meeting during which their compensation is deliberated upon. The compensation committee is responsible for, among other things:

●	reviewing the total compensation package for our executive officers and making recommendations to the board of directors with respect to it;

●	approving and overseeing the total compensation package for our executives other than the three most senior executives;

●	reviewing the compensation of our directors and making recommendations to the board of directors with respect to it; and

●	periodically reviewing and approving any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, and employee pension and welfare benefit plans.

Our compensation committee charter states that our compensation committee shall delegate to our executive management the right and power to specifically grant bonus awards to each Company employee within the aggregate limits and parameters set by the compensation committee. In addition, our compensation committee may delegate authority, consistent with our compensation committee charter, to one or more compensation committee members or subcommittees comprised of one or more compensation committee members, when appropriate. Any such member, members or subcommittee shall be subject to our compensation committee charter. The decisions of any such member, members or subcommittees to which authority is delegated under this paragraph shall be presented to the full compensation committee at its next regularly scheduled meeting.

Under our compensation committee charter, our Chief Executive Officer shall recommend the compensation of the executive officers of the Company, other than him or herself, to the compensation committee. Such recommendation shall be reviewed by the compensation committee, which will then determine the compensation of the executive officers other than that of our Chief Executive Officer. The compensation committee determines the compensation of our Chief Executive Officer in an executive session at which our Chief Executive Officer is not present.

Nominating and Corporate Governance Committee. Our nominating and corporate governance committee consists of Mr. Chen, Mr. Li and Ms. Lin, and is chaired by Mr. Chen. Each member of our nominating and corporate governance committee satisfies the “independence” requirements of the Nasdaq listing rules. The nominating and corporate governance committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board of directors and its committees. The nominating and corporate governance committee is responsible for, among other things:

●	recommending nominees to the board of directors for election or re-election to the board of directors, or for appointment to fill any vacancy on the board of directors;

●	reviewing annually with the board of directors the current composition of the board of directors with regards to characteristics such as independence, age, skills, experience and availability of service to us;

●	selecting and recommending to the board of directors the names of directors to serve as members of the audit committee and the compensation committee, as well as of the nominating and corporate governance committee itself; and

●	monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Nomination Process

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or stockholders. The committee will consider director candidates proposed by stockholders, provided that the stockholder recommendation complies with the Company’s By-law provisions requiring that stockholder submissions be submitted to the Company’s Secretary at its principal executive offices in a timely manner and include the information called for in the Company’s By-laws and the charter of the Nominating and Corporate Governance Committee concerning (a) the potential nominee and (b) the person proposing the nomination.

The Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it uses for any other potential nominee. In addition, the Nominating and Corporate Governance Committee has authority under its charter to retain a search firm to assist the Company with identifying and evaluating Board candidates who have the backgrounds, skills and experience that the Committee has identified as desired in director candidates. During the fiscal year ended March 31, 2025, the Nominating and Corporate Governance Committee did not engage any third parties to assist in the identification of nominees. During the fiscal year ended March 31, 2025, we did not receive any director nominee suggestions from stockholders.

After conducting an initial evaluation of a potential candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes such candidate might be suitable to be a director. The candidate may also meet with other members of the Board. At the candidate’s request, they may also meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate’s election to the full Board.

The Nominating and Corporate Governance Committee selects each nominee based on the nominee’s skills, achievements and experience. The Nominating and Corporate Governance Committee considers a variety of factors in selecting candidates. The minimum characteristics that the Committee believes must be met include: independence, wisdom, integrity, an understanding and general acceptance of the Company’s corporate philosophy, valid business or professional knowledge and experience, a proven record of accomplishment with excellent organizations, an inquiring mind, a willingness to speak one’s mind, an ability to challenge and stimulate management, and a willingness to commit time and energy.

In making its selection of candidates to recommend for election, the Nominating and Corporate Governance Committee will consider candidates from diverse professional, racial, cultural, ethnic and gender backgrounds that combine a broad spectrum of experience and expertise with a reputation for integrity.

Board Leadership Structure and Role in Risk Oversight

Ronggang (Jonathan) Zhang is our Chairman and Chief Executive Officer. We have four independent directors but do not have a lead independent director. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s Chief Executive Officer is best situated to serve as the Chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.

Our Board has overall responsibility for risk oversight. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular:

●	The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

●	The Nominating and Corporate Governance Committee oversees risks related to the Company’s governance structure and processes.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the fiscal year ended March 31, 2025 there were no delinquent filers.

Code of Ethics

We have adopted a written code of ethics that applies to all of our directors, officers and employees in accordance with the rules of the Nasdaq Stock Market and the SEC. We have filed copies of our code of ethics, our audit committee charter, our compensation committee charter and our nominating committee charter as exhibits to our registration statement in connection with our IPO. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the code of ethics will be provided without charge upon request to us.

Audit Committee Report*

The Audit Committee during the fiscal year ended March 31, 2025 was composed of the following three former directors: Ms. Xiaojuan Lin, Mr. Trent D. Davis and Ms. Sichun Wang, each of whom is independent as defined by the rules of Nasdaq. Ms. Wang served as chairperson of the Audit Committee.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal accounting and financial reporting control. The Audit Committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the Board. The responsibilities of the Audit Committee also include engaging and evaluating the performance of Marcum Asia CPAs LLP (“Marcum Asia”) that serves as the Company’s independent auditor.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2025 with the Company’s management and Marcum Asia. The Audit Committee has also discussed with Marcum Asia the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee also has received and reviewed the written disclosures and the letter from Marcum Asia required by applicable requirements of the PCAOB regarding Marcum Asia’s communications with the Audit Committee concerning independence, and has discussed with Marcum Asia its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended (and the Board approved) that the Company’s audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025 for filing with the SEC.

*	The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Audit Committee of the Board

Sichun Wang, Chairperson

Xiaojuan Lin

Trent D. Davis

Beneficial Ownership of Principal Stockholders, Officers and Directors

As of [RECORD DATE], there were [●] shares of Common Stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of Common Stock as of that date by (i) each of our directors and executive officers, (ii) all of our directors and executive officers as a group, and (iii) each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our Common Stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

	Amount and
	Nature of	Percentage of
	Beneficial	Outstanding
Name and Address of Beneficial Owner (1)	Ownership	Shares
Officers and Directors
Ronggang (Jonathan) Zhang	0		*
Haitao Liu (2)	909		*
Yafeng Li	0		*
Si (Simon) Li	0		*
Xiaojuan Lin (3)	5,349		*
Chong Chen	0		*
Jie Gao (4)	4,849		*
All directors and executive officers as a group (seven individuals)	11,107		*

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals is 16F, Building A, Shihao Square, Middle Jiannan Avenue, High-Tech Zone, Chengdu, Sichuan, China.

(2)	Represents 909 shares of common stock underlying 909 RSUs, of which, 227 RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this proxy statement.

(3)	Represents 5,349 shares of common stock underlying 5,349 RSUs, of which, 455 RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this proxy statement.

(4)	Represents 4,849 shares of common stock underlying 4,849 RSUs, of which, 455 RSUs have been vested but the underlying shares of common stock of which have not been issued as of the date of this proxy statement.

Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the executive officers of our company during the years ended March 31, 2025 and 2024. For purposes of this document, these individuals are collectively referred to as the “named executive officers” of the Company.

						Non-equity	Nonqualified
				Stock	Option	incentive plan	deferred compensation	All other
		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name and principal position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Xi Wen	2025	83,145	—	—	—	—	—	—	83,145
Chief Executive Officer,
Chairman, President and Secretary*	2024	183,716	—	—	—	—	—	—	183,716

Xiaoyuan Zhang,	2025	56,151	—	—	—	—	—	—	56,151
Chief Financial Officer and Treasurer	2024	75,372	—	—	—	—	—	—	75,372

Haitao Liu	2025	56,123	—	—	—	—	—	—	56,123
Chief Operating Officer	2024	75,344	—	—	—	—	—	—	75,344

*	Except Mr. Wen’s salaries paid for his services as Chief Executive Officer of the Company, other executive officers received their salaries in Renminbi which were translated into U.S. dollars at the average exchange rate used to translate statement of operations items, which was RMB7.2163 to US$1.00 for the year ended March 31, 2025 and RMB7.1671 to US$1.00 for the year ended March 31, 2024.

Employment Agreements and Potential Payments Upon Termination

Xi Wen, Chief Executive Officer, Chairman of the Board, President and Secretary

On May 27, 2019, the Company and Mr. Wen entered into an employment agreement (the “Wen Agreement”) to memorialize the compensation arrangement and the other terms of Mr. Wen’s continuing employment with the Company and Sichuan Senmiao. Under the Wen Agreement, Mr. Wen is entitled to the following compensation: (i) an annual salary of US$100,000 for his service as Chief Executive Officer of the Company, payable quarterly in arrears, starting upon the Company’s receipt of proceeds from a financing of at least $1,000,000; (ii) an annual salary of RMB600,000 (approximately US$87,354) for his service as the Executive Director for Sichuan Senmiao, payable monthly in arrears starting upon the Company’s receipt of proceeds from a financing of at least $1 million; and (iii) a cash bonus of up to US$50,000 for his services as Chief Executive Officer of the Company for each fiscal year upon satisfaction of certain annual performance targets as reviewed by the Compensation Committee.

Mr. Wen is also entitled to participate in the Company’s equity incentive plans and other Company benefits (including health insurance, vacation and expense reimbursement), each in accordance with the Company’s policies as determined by the Board from time to time. The Wen Agreement has an initial term of three years and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

Pursuant to the Wen Agreement, the Company may terminate Mr. Wen’s employment for cause (as defined in the Wen Agreement), at any time, without notice. Upon a termination for cause, Mr. Wen will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and his right to all other benefits will terminate, except as required by any applicable law.

The Company may also terminate Mr. Wen’s employment without cause upon 30 days’ advance written notice. In the case of such a termination by the Company, the Company is required to provide the following severance payments and benefits to Mr. Wen: (1) a lump sum cash payment equal to three (3) months of the base salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination, if any; (3) payment of premiums for continued health benefits under the Company’s health plans for three (3) months following the termination, if any; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Mr. Wen.

In addition, if the Company or its successor terminates the Wen Agreement upon a merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company with or to any other individual(s) or entity, Mr. Wen shall be entitled to the following severance payments and benefits upon such termination: (1) a lump sum cash payment equal to three months of the base salary at a rate equal to the greater of his annual salary in effect immediately prior to the termination, or his then current annual salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination; (3) payment of premiums for continued health benefits under the Company’s health plans for three months following the termination; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Mr. Wen.

Pursuant to the Wen Agreement, Mr. Wen may terminate his employment at any time with 30 days’ advance written notice without cause or if there is any significant change in his authority, duties and responsibilities or a material reduction in his annual salary. In such case, Mr. Wen will be entitled to receive compensation equivalent to three months of his base salary.

In order to receive any severance benefits under the Wen Agreement, Mr. Wen will be required to execute and deliver to the Company a general release of claims in a form reasonably satisfactory to the Board. During the year ended March 31, 2025, the Compensation Committee and the Board approved a modified compensation of Mr. Wen, pursuant to which, Wen was entitled to an annual salary of RMB600,000 (approximately $84,000) for his service as Chief Executive Officer of the Company and the Executive Director for Sichuan Senmiao since April 1, 2024.

The Wen Agreement also contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

Xiaoyuan Zhang, Chief Financial Officer and Treasurer

On September 17, 2018, the Company and Ms. Zhang entered into an employment agreement (the “Zhang Agreement”). Under the Zhang Agreement, Ms. Zhang is entitled to an annual salary of RMB540,000 (approximately US$78,620) for her services as Chief Financial Officer and Treasurer of the Company. She is also entitled to participate in the Company’s equity incentive plans and other Company benefits, each as determined by the Board from time to time. Her employment has an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

Pursuant to the Zhang Agreement, the Company may terminate Ms. Zhang’s employment for cause, at any time, without notice or remuneration, for certain acts, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to the detriment of the Company, or misconduct or a failure to perform agreed duties. In such case, Ms. Zhang will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and her right to all other benefits will terminate, except as required by any applicable law. The Company may also terminate Ms. Zhang’s employment without cause upon 30 days’ advance written notice. In such case of termination by the Company, the Company is required to provide the following severance payments and benefits to Ms. Zhang: a cash payment of one month of base salary as of the date of such termination for each year (which is any period longer than six months but no more than one year) and a cash payment of half month of base salary as of the date of such termination for any period of employment no more than six months, provided that the total severance payments shall not exceed twelve months of base salary.

Pursuant to the Zhang Agreement, Ms. Zhang may terminate her employment at any time with 30 days’ advance written notice if there is any significant change in her duties and responsibilities or a material reduction in her annual salary. In such case, Ms. Zhang will be entitled to receive compensation equivalent to 3 months of her base salary. In addition, if the Company or its successor terminates the Zhang Agreement upon a merger, consolidation, or transfer or sale of all or substantially all of the assets of the Company with or to any other individual(s) or entity, Ms. Zhang shall be entitled to the following severance payments and benefits upon such termination: (1) a lump sum cash payment equal to 3 months of base salary at a rate equal to the greater of her annual salary in effect immediately prior to the termination, or her then current annual salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of target annual bonus for the year immediately preceding the termination; (3) payment of premiums for continued health benefits under the Company’s health plans for 3 months following the termination; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by Ms. Zhang.

During the year ended March 31, 2025, the Compensation Committee and the Board approved a modified compensation of Ms. Zhang, pursuant to which, Ms. Zhang was entitled to an annual salary of RMB270,000 (approximately $38,000) for her service as the Chief Financial Officer and Treasurer of the Company since September 1, 2024.

The Zhang Agreement also contains customary restrictive covenants relating to confidentiality, non-competition and non-solicitation.

Haitao Liu, Chief Operating Officer

Mr. Liu serves as the Chief Executive Officer of Sichuan Senmiao pursuant to his employment agreement with Sichuan Senmiao, dated August 1, 2018. The term of his employment was for one year, subject to a one-month probation period. He is entitled to a monthly salary of RMB45,000 (approximately US$6,551) except that he will receive RMB36,000 (approximately US$5,241) for his probation period. The employment may be terminated (i) by mutual consent, (ii) immediately for cause by Sichuan Senmiao, (iii) for incapacity after non-work related illness or injury by Sichuan Senmiao with a 30-day prior written notice or a one-month salary as severance payment, (iii) by a 30-day prior written notice from Mr. Liu and a three-day prior notice during the probation period, or (iv) immediately for cause by Mr. Liu. In connection with the employment agreement, Mr. Liu and Sichuan Senmiao entered into a confidentiality agreement, pursuant to which Mr. Liu agreed not to release or disclose Sichuan Senmiao’s confidential information.

Despite the expiration of his employment agreement, Mr. Liu has agreed to continue to serve as the Chief Executive Officer of Sichuan Senmiao as well as assist to oversee our Automobile Transaction and Related Services after the discontinuation of our P2P business under the same terms of his employment agreement.

On September 10, 2020, Mr. Haitao Liu tendered his voluntary resignation as Chief Executive Officer of Sichuan Senmiao. On the same date, the Board appointed Mr. Haitao Liu to serve as the Company’s Chief Operating Officer. Effective September 11, 2020, the Company and Mr. Liu entered into an employment agreement (the “Liu Agreement”). Under the Liu Agreement, Mr. Liu is entitled to an annual salary of RMB540,000 (approximately US$77,000) for his service as Chief Operating Officer of the Company. He is also entitled to participate in the Company’s equity incentive plans and other Company benefits, each as determined by the Board from time to time. His employment has an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.

During the year ended March 31, 2025, the Compensation Committee and the Board approved a modified compensation of Mr. Liu, pursuant to which, Mr. Liu was entitled to an annual salary of RMB270,000 (approximately $38,000) for his service as the Chief Operating Officer of the Company since September 1, 2024.

Outstanding Equity Awards at Fiscal Year-End

As of Mach 31, 2025, there was no outstanding equity awards of executive officers.

Director Compensation

The following table sets forth certain information concerning the compensation of our then serving executive directors for the fiscal year ended March 31, 2025, except that the compensation of Xi Wen as a director is included in “– Summary Compensation Table”:

	Fees earned or	Stock	Option	Non-equity incentive plan	Nonqualified deferred compensation	All other
	paid in	awards	awards	compensation	earnings	compensation	Total
	cash $	$	$	$	$	$	$
Xiaojuan Lin	20,000	—	—	—	—	—	20,000
Trent Davis	40,000	—	—	—	—	—	40,000
Sichun Wang	20,000	—	—	—	—	—	20,000
Jie Gao	20,000	—	—	—	—	—	20,000

The Company has accrued payments to each of the directors an annual retainer of $20,000 except that Mr. Trent with an annual retainer of $40,000 for the fiscal years ended March 31, 2025 and 2024. The Company expect to settle the payment within December 2025. They will also be reimbursed for reasonable, pre-approved expenses in connection with the performance of their services.

As of March 31, 2025, the Company has issued accumulated 23,720 RSUs (after reverse split) to directors, of which 2,273 was vested but not issued by the Company. During the year ended March 31, 2025, the Company did not issue RSUs to directors. The Company accounted for the vested RSUs as expenses and charged to common stock. The fair value of the vested RSUs is calculated at the grant date market price of the Company’s common stock multiplying by the number of vested shares. The Company expects to settle the vested RSUs by issuance of shares of common stock within December 2025.

Certain Relationships and Related Person Transactions

Our audit committee must review and approve any related person transaction we propose to enter into which would need to be disclosed under Item 404(a) of Regulation S-K. Our audit committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders.

Related Parties’ Office Leasing

In December 2023, Senmiao Consulting entered into an office lease agreement with the supervisor of Sichuan Senmiao, with a leasing term from January 1, 2024 to June 30, 2024. For the years ended March 31, 2025 and 2024, we incurred $4,532 and $96,614, respectively, in rental expenses to the shareholder.

In September 2019, Hunan Ruixi entered into an office lease agreement which was set to expire in May 2025 with Hunan Dingchentai Investment Co., Ltd. (“Dingchentai”), a Company where one of our independent directors serves as legal representative and general manager. The rent was approximately $44,250 per year, payable on a quarterly basis. For the years ended March 31, 2025 and 2024, we incurred expense of $41,691 and $41,668, respectively, in rent to Dingchentai.

We had reached cooperation with Jinkailong, our equity investee company, that the drivers who leased automobile from Jinkailong completed their online ride-hailing requests and orders through our ride-hailing platform, and we paid Jinkailong a certain promotion service fee. During the year ended March 31, 2024, we incurred promotion fee of $11,115 payable to Jinkailong while there was no such transaction during the year ended March 31, 2025.

During the years ended March 31, 2025 and 2024, Corenel leased automobiles to Jinkailong and generated revenue of $14,109 and $34,742, respectively. During the year ended March 31, 2025, Jiekai leased automobiles to Laobing, and two other related parties, Sichuan Xindaoda Automobile Sales Service Co., Ltd. (“Xindaoda”), and Sichuan Rongdu Daoda Automobile Sales Service Co., Ltd. and generated revenue of $8,509, $10,937, and $12,906, respectively, while there were no such transactions during the year ended March 31, 2024.

During the year ended March 31, 2025, Jiekai leased automobiles from Jinkailong, Laobing and Xindaoda, and had a rental cost of $93,872, $7,854 and $12,642, respectively. While during the year ended March 31, 2024, Jiekai leased automobiles from Jinkailong and had a rental cost of $472,848.

Vote Required for Approval

Each director nominee receiving a majority of the votes cast at the Meeting, in person or by proxy, and entitled to vote in the election of directors, will be elected.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF FIVE DIRECTORS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE

COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM

Overview

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accountants. The Audit Committee appointed the firm of Marcum Asia CPAs LLP (“Marcum Asia”) to serve as our registered public accounting firm for our fiscal year ending March 31, 2026. The report of Marcum Asia on our consolidated financial statements for the fiscal year ended March 31, 2025 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Principal Accountant Fees and Services

The following table shows the fees that we paid or accrued for the audit and other services provided by our independent registered public accounting firms for the fiscal years ended March 31, 2025 and 2024.

	Fiscal Year	Fiscal Year
	Ended	Ended
	March 31,	March 31,
Fee Category	2025	2024
Audit Fees (1)	$315,300	$302,000
Audit-Related Fees (2)	$—	$20,600
Tax Fees (3)	$—	$—
All Other Fees (4)	$—	$—

(1)	This category consists of fees for professional services rendered by our principal independent registered public accountants for the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	This category consists of fees for assurance and related services by our independent registered public accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultations concerning financial accounting and reporting standards.

(3)	This category consists of fees for professional services rendered by our independent registered public accountant for tax compliance, tax advice, and tax planning.

(4)	This category consists of fees for services provided by our independent registered public accountants other than the services described above.

Policy on Pre-Approval of Audit Services

Our audit committee pre-approves all services, including both audit and non-audit services, provided by our independent registered public accounting firm.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MARCUM ASIA AS THE COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

PROPOSAL 3

APPROVAL OF THE ISSUANCE OF SHARES UNDERLYING WARRANTS ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 14, 2025

Background

On November 14, 2025, the Company entered into a securities purchase agreement (the “Agreement”) with certain accredited investors (the “Investors”) providing for the issuance of 1,350,000 shares of Common Stock and 905,000 pre-funded warrants to purchase 905,000 shares of Common Stock, at a purchase price of $1.26 per share, in a registered direct offering (the “Offering”) for aggregate gross proceeds of approximately $2.8 million. The Offering closed on November 20, 2025.

In connection with the Offering, the Company also agreed to issue to the Investors, in a concurrent private placement, warrants to purchase up to 4,510,000 shares of Common Stock (the “Warrant Shares” and such warrants, the “Warrants”). The Warrants will be issued by the Company upon receipt of stockholder approval of this Proposal 3 (the “Stockholder Approval”). Upon issuance, the Warrants will have a term of five and a half years (5.5 years), will be exercisable immediately upon issuance, and will have an exercise price of $1.26 per share.

Reasons for the Proposal

The Company’s Common Stock is listed on the Nasdaq Capital Market, and the Company is subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering if such issuance equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before such issuance at a price less than the “Minimum Price” (as defined under Nasdaq Listing Rules). The issuance of the Warrant Shares upon exercise of the Warrants would, in the aggregate, exceed 20% of the Company’s issued and outstanding Common Stock prior to the Offering. Accordingly, the Company is seeking stockholder approval for the issuance of the Warrant Shares in order to comply with Nasdaq Listing Rule 5635(d).

The Board has determined that the Offering and the concurrent private placement of the Warrants are in the best interests of the Company and its stockholders, as the gross proceeds of approximately $2.8 million from the Offering provide the Company with additional working capital to support its ongoing operations and business objectives.

Effect of Approval

If this Proposal 3 is approved by stockholders, the Company will be authorized to issue the Warrants to the Investors, and the Investors will be entitled to exercise the Warrants to purchase up to 4,510,000 Warrant Shares at an exercise price of $1.26 per share at any time during the 5.5-year term of the Warrants.

If this Proposal 3 is not approved by stockholders, the Company will be unable to issue the Warrants to the Investors. This may adversely affect the Company’s relationship with the Investors and could impair the Company’s ability to raise capital from similar investor groups in the future.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve this Proposal 3. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK UNDERLYING THE WARRANTS ISSUED PURSUANT TO THE SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 14, 2025.

PROPOSAL 4

REVERSE STOCK SPLIT PROPOSAL

Background and Purpose

The Board of Directors is asking stockholders to authorize (but not require) the Board to effect one or more reverse stock splits of the Company’s issued and outstanding Common Stock, par value $0.0001 per share, at any time prior to the Company’s next annual meeting of stockholders, with an aggregate ratio of up to one-for-one hundred (1:100). The exact timing and ratio of any reverse stock split would be determined by the Board of Directors in its sole discretion, subject to the filing of an appropriate amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State.

The primary purpose of the reverse stock split authorization is to enable the Board to take action, if and when it deems appropriate, to increase the per-share trading price of the Common Stock. The Board believes that maintaining flexibility to effect a reverse stock split is in the best interests of the Company and its stockholders for the following reasons:

●	Nasdaq Compliance. The Company’s Common Stock is listed on the Nasdaq Capital Market. Nasdaq Listing Rule 5550(a)(2) requires that listed companies maintain a minimum bid price of at least $1.00 per share. A reverse stock split, if effected, may increase the trading price of the Common Stock and assist the Company in maintaining compliance with this minimum bid price requirement.

●	Investor Appeal. A higher per-share price may be more attractive to certain institutional and other investors, which may improve the liquidity and marketability of the Common Stock.

●	Discretionary Authority. The authorization does not obligate the Board to effect any reverse stock split. The Board will determine in its discretion, based on market conditions and other relevant factors at the time, whether, when and at what ratio to proceed with a reverse stock split, if at all.

Mechanics of a Reverse Stock Split

If the Board elects to proceed with a reverse stock split, the number of issued and outstanding shares of Common Stock would be reduced by the applicable ratio. For example, in a 1:100 reverse stock split, every 100 shares of Common Stock held by a stockholder would be combined into one share. The par value of the Common Stock would remain $0.0001 per share. The authorized number of shares of Common Stock would be reduced proportionately, unless the stockholders separately approve an increase in authorized shares (see Proposal 5). No fractional shares will be issued in connection with a reverse stock split. Stockholders who would otherwise be entitled to receive a fractional share as a result of the reverse stock split will have their fractional share rounded up to the nearest whole share.

The reverse stock split will not change the proportionate equity interests of the Company’s stockholders, nor will it alter the relative voting rights or dividend rights of such stockholders, except for minor adjustments due to the treatment of fractional shares.

Effective Date

If authorized by the stockholders, a reverse stock split would become effective upon the filing of a Certificate of Amendment to the Articles of Incorporation with the Nevada Secretary of State (the “Effective Time”). The Board intends to exercise this authority, if at all, prior to the Company’s next annual meeting of stockholders.

Effect on the Company’s Equity Plans and Outstanding Securities

The number of shares of Common Stock subject to outstanding equity awards and the exercise prices thereof will be adjusted proportionately in accordance with the terms of the applicable plans and award agreements in connection with any reverse stock split.

No Appraisal Rights

Under Nevada law, stockholders are not entitled to appraisal or dissenters’ rights in connection with the reverse stock split.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve this proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO EFFECT ONE OR MORE REVERSE STOCK SPLITS OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AT AN AGGREGATE RATIO OF UP TO ONE-FOR-ONE HUNDRED (1:100).

PROPOSAL 5

APPROVAL OF AN INCREASE IN AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 500,000,000

Background and Purpose

The Company’s Articles of Incorporation currently authorize 50,000,000 shares of Common Stock, par value $0.0001 per share. The Board of Directors has approved, subject to stockholder approval, an amendment to the Company’s Articles of Incorporation to increase the total number of authorized shares of Common Stock from 50,000,000 to 500,000,000.

The Board believes that an increase in the authorized share capital is in the best interests of the Company and its stockholders for the following principal reasons:

●	Adequate Share Reserve. The increase will provide the Company with a sufficient number of authorized but unissued shares to conduct future equity financings, including the PIPE Transaction described in Proposal 6, as well as any shares issuable upon exercise of outstanding and future warrants, options and other convertible securities.

●	Flexibility for Corporate Purposes. The additional authorized shares will provide the Board with flexibility to pursue strategic opportunities, including acquisitions, joint ventures, and other corporate transactions, without the delay and expense of seeking additional stockholder approval on a case-by-case basis.

●	Potential Reverse Stock Split. If the Board exercises its authority under Proposal 4 to effect a reverse stock split, the increase in authorized shares will help ensure that the Company retains an adequate pool of authorized but unissued shares for future use following the reverse stock split.

Potential Dilutive Effect

The issuance of additional shares of Common Stock may dilute the ownership interest and voting power of existing stockholders. The Board does not currently have any specific arrangements, understandings, or agreements with respect to the issuance of all of the additional authorized shares, other than in connection with the proposals described in this Proxy Statement and existing obligations under outstanding warrants, options, and other securities.

Amendment to Articles of Incorporation

If this Proposal 5 is approved, the Board will file a Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State to give effect to the authorized share increase. The amendment will become effective upon such filing.

No Appraisal Rights

Under Nevada law, stockholders are not entitled to appraisal or dissenters’ rights in connection with the authorized share increase.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve this proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 TO 500,000,000.

PROPOSAL 6

APPROVAL OF THE PRIVATE PLACEMENT TRANSACTION (PIPE)

Background and Purpose

On April 23, 2026, the Company entered into a Securities Purchase Agreement (the “PIPE Agreement”) with certain accredited investors and sophisticated investors (collectively, the “PIPE Investors”), providing for the issuance and sale of up to 10,000,000 units (the “Units”), with each Unit consisting of one (1) share of the Company’s Common Stock, par value $0.0001 per share (each, a “PIPE Share”), and four (4) warrants (each, a “PIPE Warrant”), each entitling the holder to purchase one (1) share of Common Stock, at a purchase price of $1.10 per Unit, for aggregate gross proceeds of up to $11,000,000.

The PIPE Warrants are exercisable at an exercise price of $1.49 per share and will have a term of five (5) years from the date of issuance. The PIPE Warrants may be exercised, in whole or in part, at any time on or after the initial exercise date and on or before the termination date, by delivery to the Company of a duly executed Notice of Exercise. In addition, if at any time after the six-month anniversary of the issuance date there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the holder, the PIPE Warrants may also be exercised by means of a “cashless exercise.”

The Units are being offered pursuant to an exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the terms of the PIPE Agreement, the Company has agreed to issue and sell to each PIPE Investor, and each PIPE Investor has agreed to purchase, such number of Units as set forth on the signature page to the PIPE Agreement, at a purchase price of $1.10 per Unit.

The closing of the PIPE Transaction (the “Closing”) will take place at the offices of Hunter Taubman Fischer & Li LLC, the Company’s legal counsel, on the day when all closing conditions are satisfied or waived. Among the conditions to the Company’s obligation to sell the Units is that the Company shall have obtained, at its next meeting of stockholders, the approval and ratification by its stockholders of the issuance of the Units pursuant to the PIPE Agreement.

The Company intends to use the net proceeds from the sale of the Units for working capital and general corporate purposes.

Reasons for the Proposal

The Company’s Common Stock is listed on the Nasdaq Capital Market, and the Company is subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering if such issuance equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before such issuance at a price less than the “Minimum Price” (as defined under the Nasdaq Listing Rules). The issuance of the PIPE Shares pursuant to the Units, together with the Warrant Shares issuable upon exercise of the PIPE Warrants (up to 10,000,000 PIPE Shares and up to 40,000,000 Warrant Shares, respectively), would, in the aggregate, exceed 20% of the Company’s issued and outstanding Common Stock prior to the PIPE Transaction. Accordingly, the Company is seeking stockholder approval for the issuance of the PIPE Shares and the Warrant Shares in order to comply with Nasdaq Listing Rule 5635(d).

Pursuant to the PIPE Agreement, the Company is required to use its commercially reasonable best efforts to have the PIPE Agreement and related transaction documents approved by the Company’s stockholders in accordance with Nasdaq’s continued listing requirements.

The Board has determined that the PIPE Transaction is in the best interests of the Company and its stockholders. The gross proceeds of up to $11,000,000 from the PIPE Transaction will provide the Company with additional working capital to support its ongoing operations and business objectives.

Resale Restrictions on PIPE Securities

The PIPE Shares and PIPE Warrants may not be transferred unless: (i) the securities are sold pursuant to an effective registration statement under the Securities Act; (ii) the holder delivers to the Company an opinion of counsel confirming that the securities may be transferred pursuant to an exemption from registration; (iii) the securities are transferred to an “affiliate” (as defined in Rule 144) of the holder who agrees to sell or otherwise transfer the securities only in accordance with the transfer restrictions in the PIPE Agreement; or (iv) the securities are sold pursuant to Rule 144. Until such time as the PIPE Shares and Warrant Shares may be sold pursuant to Rule 144 without restriction, such securities will bear a restrictive legend, and a stop-transfer order may be placed against transfer of any certificates evidencing such securities

Effect of Approval

If this Proposal 6 is approved by the stockholders, the Company will be authorized to consummate the PIPE Transaction and issue the securities contemplated thereunder. If this Proposal 6 is not approved, the Company may not be able to complete the PIPE Transaction, which could have a material adverse effect on the Company’s financial condition and liquidity.

Vote Required for Approval

The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve this proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE $13,000,000 PRIVATE PLACEMENT TRANSACTION.

OTHER INFORMATION

Other Business

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Interest of Certain Persons in Matters to be Acted Upon

No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, or any associate of such person, has any substantial interest, direct or indirect, in any of the proposals to be voted upon that differs from that of other stockholders of the Company.

Deadline for Submission of Stockholder Proposals

Stockholder proposals may be included in our proxy statement for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. For a stockholder proposal to be considered for inclusion in our proxy statement for the 2026 annual meeting of stockholders, we must receive the proposal at our principal executive offices, addressed to the Corporate Secretary, no later than November 20, 2026.

A stockholder nomination of one or more director candidates for election to the Board to be included in our proxy statement for an annual meeting (a “proxy access nomination”) may be included in such proxy statement and properly brought before the 2026 annual meeting of stockholders as long as we receive information and notice of the proxy access nomination in compliance with the requirements set forth in Section 2.6 of our Bylaws, addressed to the Corporate Secretary at our principal executive offices no earlier than November 20, 2026, nor later than December 20, 2026.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Chief Executive Officer. Our Chief Executive Officer will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single copy of the Notice and the proxy materials, as applicable, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy materials, please notify your bank or broker, and direct your written request to Chief Executive Officer of the Company, at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, Telephone: +86 28 88678707. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their bank or broker.

Annual Report

Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2025. The Annual Report contains audited financial statements covering our fiscal year ended March 31, 2025. Copies of our Annual Report, as filed with the SEC, are available free of charge on our website at http://www.senmiaotech.com or you can request a copy free of charge by calling +86 28 88678707 or sending an email to julie@ihongsen.com. Please include your contact information with the request.

Incorporation by Reference

We are incorporating by reference specified documents that we file with the SEC, which means that incorporated documents are considered part of this proxy statement. We are disclosing important information to you by referring to those documents and information we subsequently file with the SEC will automatically update and supersede information contained in this proxy statement and in our other filings with the SEC. This document incorporates by reference the Company’s Annual Report on Form 10-K for the year ended March 31, 2025, filed on July 10, 2025.